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                                                                 EXHIBIT 10.18.3

                      THIRD AMENDMENT TO CREDIT AGREEMENT
                      -----------------------------------

     THIS THIRD AMENDMENT TO CREDIT AGREEMENT (the "Amendment"), dated as of
                                                    ---------
March 28, 2001, is entered into by and among WEST MARINE FINANCE COMPANY, INC., a California corporation (the "Company"), BANK OF AMERICA, N.A., as agent for
                               -------
itself and the Banks (the "Agent"), and the several financial institutions party
                           -----
to the Credit Agreement (collectively, the "Banks").
                                            -----

                                    RECITALS
                                    --------

     A. The Company, Banks, and Agent are parties to a Credit Agreement dated as of January 13, 2000 (the "Credit Agreement") pursuant to which the Banks have
                             ----------------
extended certain credit facilities to the Company.

     B. The Company has requested that the Banks agree to certain amendments of the Credit Agreement.

     C. The Banks are willing to amend the Credit Agreement, subject to the terms and conditions of this Amendment.

                                   AGREEMENT
                                   ---------

     NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1.  Defined Terms.  Unless otherwise defined herein, capitalized terms used
         -------------
herein shall have the meanings, if any, assigned to them in the Credit
Agreement.

     2.  Amendments to Credit Agreement.
         ------------------------------

         (a) The first sentence of Section 7.13(a) is amended to read as follows in its entirety:

                    (a) not permit the ratio of Funded Debt to EBITDA to exceed the ratio indicated below as of the end of each fiscal quarter set forth below:

              Fiscal Quarters                    Ratio
              ---------------                 -----------
               4th Qtr 1999                   2.75 to 1.0

               1st Qtr 2000                   3.00 to 1.0

               2nd Qtr 2000                   2.20 to 1.0

               3rd Qtr 2000                   2.00 to 1.0

               4th Qtr 2000                   2.10 to 1.0

               1st Qtr 2001                   3.00 to 1.0

               2nd Qtr 2001 - 4th Qtr 2001    2.00 to 1.0

               1st Qtr 2002                   3.00 to 1.0

               2nd Qtr 2002 and thereafter    2.00 to 1.0

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          (b)  The definition of "EBITDA" in Section 7.13(a) is amended to read as follows in its entirety:

                    "EBITDA" means the sum of net income before taxes, plus
                     ------
          interest expense, depreciation, and amortization; provided, however, that solely for the purpose of calculating EBITDA as of the end of the fourth fiscal quarter of 2000, net income before taxes shall be calculated without subtracting a one-time non-cash accounting charge in the approximate amount of $2,400,000 related to the pre-tax amount of the write-off of uncollected credit balances in the Parent's accounts payable.

          (c)  Section 7.13(b) is amended to read as follows in its entirety:

                    (b) achieve a Fixed Charge Coverage Ratio of at least the ratio indicated below as of the end of each fiscal quarter set forth below:

                     Fiscal Quarters             Ratio
               ---------------------------    -----------
               2nd Qtr 2000 - 3rd Qtr 2001    1.20 to 1.0

               4th Qtr 2001 and thereafter    1.25 to 1.0

          This ratio shall be calculated quarterly using the results of the most recently concluded fiscal quarter and each of the three immediately preceding fiscal quarters.

                    "Fixed Charge Coverage Ratio" means the ratio obtained by
                     ---------------------------
          dividing the sum of net income after taxes, Rents, and Net Interest Expense, by the sum of Rents and Net Interest Expense; provided, however, that solely for the purpose of calculating the Fixed Charge Coverage Ratio as of the end of the fourth fiscal quarter of 2000, net income after taxes shall be calculated without subtracting a one-time non-cash accounting charge in the approximate amount of $1,416,000 related to the after-tax amount of the

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          write-off of uncollected credit balances in the Parent's accounts payable.

                    "Net Interest Expense" means, for any period of
                     --------------------
          determination, interest expense less interest income; provided, that
                                                                --------
          in no event shall Net Interest Expense be less than zero.

                    "Rents" means, for any period of determination, the sum of
                     -----
          rental payments under building leases (including all supplemental payments required under store leases based on a percentage of sales generated from the leased premises), all common area maintenance payments required under building leases, all payments under equipment operating leases, all other rental expense, minus all sublease
                                                      -----
          revenue.

          (d) The first sentence of Section 7.13(d) is amended to read as follows in its entirety:

                    (d) maintain Tangible Net Worth at least equal to (i) $107,500,000; plus (ii) the sum of 75% of net income after taxes (without subtracting losses) earned in each fiscal quarter commencing after April 3, 1999 (with the exception of the first fiscal quarter of 2001, in which case 70% of net income after taxes (without subtracting losses) earned in said fiscal quarter shall be included in the calculation of Tangible Net Worth); plus (iii) the net proceeds from any equity securities issued after the date of this Agreement.

          (e)  Section 8.15 is amended to read as follows in its entirety:

               8.15 Capital Expenditures.  The Company and the Parent shall not,
                    --------------------
          and the Parent shall not suffer or permit any Subsidiary to, make expenditures for the acquisition of fixed or capital assets (on an aggregate basis for the Company and its Subsidiaries) in excess of the amount indicated below for each fiscal quarter set forth below:

                          Fiscal Year                 Amount
                    -------------------------      -----------
                    2000                           $23,500,000

                    2001 and each fiscal year
                    thereafter                     $20,000,000

     3.  Representations and Warranties.  The Company hereby represents and
         ------------------------------
warrants to the Agent and the Banks as follows:

          (a)  No Event of Default has occurred and is continuing.

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          (b)  The execution, delivery and performance by the Company of this
Amendment have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, notice to or action by, any Person (including any Governmental Authority) in order to be effective and enforceable. The Credit Agreement as amended by this Amendment constitutes the legal, valid and binding obligations of the Company, enforceable against it in accordance with its respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability, without defense, counterclaim or offset.

          (c) All representations and warranties of the Company contained in the Credit Agreement are true and correct on and as of the date hereof, except to the extent such representations and warranties expressly refer to an earlier date, in which case they are true and correct as of such earlier date.

          (d) The Company is entering into this Amendment on the basis of its own investigation and for its own reasons, without reliance upon the Agent and the Banks or any other Person.

     4.  Effective Date.  This Amendment will become effective as of December
         --------------
30, 2000 (the "Effective Date"), provided that each of the following conditions
               --------------    --------
precedent is satisfied on or before March 28, 2001:

          (a) The Agent has received from the Company and each of Banks a duly executed original (or, if elected by the Agent, an executed facsimile copy) of this Amendment, together with a duly executed Guarantor Acknowledgment and Consent in the form attached hereto.

          (b) The Agent has received from the Company for the ratable benefit of the Banks an amendment fee in the amount of $100,000.

     5.  Reservation of Rights.  The Company acknowledges and agrees that the
         ---------------------
execution and delivery by the Agent and the Banks of this Amendment shall not be deemed to create a course of dealing or otherwise obligate the Agent or the Banks to enter into amendments under the same, similar, or any other circumstances in the future.

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     6.  Miscellaneous.
         -------------

          (a) Except as herein expressly amended, all terms, covenants and provisions of the Credit Agreement are and shall remain in full force and effect and all references therein and in the other Loan Documents to such Credit Agreement shall henceforth refer to the Credit Agreement as amended by this Amendment. This Amendment shall be deemed incorporated into, and a part of, the Credit Agreement. This Amendment is a Loan Document.

          (b) This Amendment shall be binding upon and inure to the benefit of the parties hereto and to the Credit Agreement and their respective successors and assigns. No third party beneficiaries are intended in connection with this Amendment.

          (c) This Amendment shall be governed by and construed in accordance with the law of the State of California.

          (d) This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Each of the parties hereto understands and agrees that this document (and any other document required herein) may be delivered by any party thereto either in the form of an executed original or an executed original sent by facsimile transmission to be followed promptly by mailing of a hard copy original, and that receipt by the Agent of a facsimile transmitted document purportedly bearing the signature of a Bank or the Company shall bind such Bank or the Company, respectively, with the same force and effect as the delivery of a hard copy original. Any failure by the Agent to receive the hard copy executed original of such document shall not diminish the binding effect of receipt of the facsimile transmitted executed original of such document of the party whose hard copy page was not received by the Agent, and the Agent is hereby authorized to make sufficient photocopies thereof to assemble complete counterparty documents.

          (e) This Amendment, together with the Credit Agreement, contains the entire and exclusive agreement of the parties hereto with reference to the matters discussed herein and therein. This Amendment supersedes all prior drafts and communications with respect thereto. This Amendment may not be amended except in accordance with the provisions of Section 11.01 of the Credit Agreement.

          (f) If any term or provision of this Amendment shall be deemed prohibited by or invalid under any applicable law, such provision shall be invalidated without affecting the remaining provisions of this Amendment or the Credit Agreement, respectively.

          (g) The Company covenants to pay to or reimburse the Agent, upon demand, for all reasonable costs and expenses (including reasonable Attorney Costs) incurred in connection with the

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development, preparation, negotiation, execution and delivery of this Amendment.

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first above written.


                                    WEST MARINE FINANCE COMPANY, INC.

                                    By /s/ Russell Solt
                                      ------------------------------------
                                      Russell Solt
                                      Senior Vice President and
                                      Chief Financial Officer


                                    BANK OF AMERICA, N.A., as Agent


                                    By /s/ Dora Brown
                                      ------------------------------------
                                      Dora Brown
                                      Vice President


                                    BANK OF AMERICA, N.A., as a Bank and an
                                    Issuing Bank


                                    By /s/ Lisa M. Thomas
                                      ------------------------------------
                                      Lisa M. Thomas
                                      Senior Vice President


                                    FLEET NATIONAL BANK, as a Bank


                                    By /s/ Jeff Kinney
                                      ------------------------------------
                                      Jeff Kinney
                                      Senior Vice President


                                    UNION BANK OF CALIFORNIA, N.A., as a Bank


                                    By /s/ James Goudy
                                      ------------------------------------
                                      James Goudy
                                      Vice President

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                     GUARANTOR ACKNOWLEDGMENT AND CONSENT
                     ------------------------------------

     Each of the undersigned Guarantors hereby (i) acknowledges and consents to the terms of and the execution, delivery and performance of the foregoing Third Amendment to Credit Agreement (the "Amendment") (without implying the need for
                                    ---------
any such acknowledgement or consent), and (ii) represents and warrants to the Agent and the Banks that, both before and after giving effect to the Amendment, its respective Guaranty remains in full force and effect as an enforceable obligation of the Guarantor, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforceability of creditors' rights generally or by equitable principles relating to enforceability, without defense, counterclaim or offset, and that it is in compliance with all of its covenants contained therein. Each Guarantor further represents that the execution, delivery and performance by such Person of this Acknowledgement and Consent have been duly authorized by all necessary corporate, partnership and other action and do not and will not require any registration with, consent or approval of, notice to or action by, any Person (including any Governmental Authority) in order to be effective and enforceable. Each Guarantor remakes as of the Effective Date (as defined in the Amendment) all of the representations and warranties made by it pursuant to its respective Guaranty. Capitalized terms used herein and not otherwise defined have the respective meanings defined in the Credit Agreement (as defined in the Amendment).

  IN WITNESS WHEREOF, Russell Solt, as Senior Vice President and Chief Financial Officer of each of the Guarantors, has executed this Acknowledgement and Consent on each Guarantor as of this 28th day of March, 2001.


                              WEST MARINE, INC., a Delaware corporation

                              WEST MARINE PRODUCTS, INC., a California
                                corporation

                              E&B MARINE INC., a Delaware corporation

                              E&B MARINE SUPPLY, INC., a Maryland corporation

                              E&B MARINE SUPPLY, INC., a New Jersey corporation

                              E&B MARINE SUPPLY (Florida), Inc., a Delaware
                                corporation

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                              GOLDBERGS' MARINE DISTRIBUTORS, INC., a Delaware
                                corporation

                              JAMES BLISS & CO., INC., a Massachusetts
                                corporation

                              SEA RANGER MARINE INC., a Delaware corporation

                              KRISTA CORPORATION, a Delaware corporation

                              CENTRAL MARINE SUPPLY, INC., a New Jersey
                                corporation

                              WEST MARINE LBC, INC., a California corporation

                              WEST MARINE IHC I, INC., a California corporation

                              WEST MARINE IHC II, INC., a California corporation

                              E&B MARINE LBC, INC., a California corporation

                              E&B MARINE IHC I, INC., a California corporation

                              E&B MARINE IHC II, INC., a California corporation

                              W MARINE MANAGEMENT COMPANY, INC., a California
                                corporation

                              WEST MARINE PUERTO RICO, INC., a California
                                corporation

                              By /s/ Russell Solt
                                 ------------------------------------
                                 Russell Solt
                                 Senior Vice President and Chief Financial
                                 Officer of each of the foregoing corporations

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